UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2009

The X-Change Corporation
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

002-41703 (Commission File Number)	90-0156146 (IRS Employer Identification Number)

17120 N. Dallas Parkway, Ste. 235, Dallas, Texas  75248
Address of principal executive offices)

(972) 361-0036
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Appointment of Director

On September 9, 2009, Michele Sheriff, the sole officer and director of the Company, in accordance with the Company’s By-Laws and the Nevada Revised Statutes, appointed R. Wayne Duke, Melissa, Texas, as a director.

Mr. Duke is the Chief Executive Officer of USMetrics, Inc. a parts supplier to the Maintenance, Repair and Overhaul industry, and the Chairman and CEO of Industrial Clearinghouse, an MRO excess inventory clearinghouse.  In the past five years, Mr. Duke has been an officer or director of Brighton Oil & Gas, Inc., an SEC reporting company, and there are no other reportable events for purposes of Reg. S-K, Item 404(a).  There are no other material plans or agreements regarding Mr. Duke’s appointment or service.

Mr. Duke holds a BBA in Finance and a Masters Degree in Business from The University of North Texas.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

September 9, 2009	The X-Change Corporation

/s/ Michele Sheriff
Michele Sheriff, President